                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "Agreement"), is made as of July 1, 1998, by and among Fund American Enterprises Holdings, Inc., a Delaware corporation ("Fund American"), and White Mountains Holdings, Inc., a New Hampshire corporation ("White Mountains"; Fund American and White Mountains being collectively referred to herein as "Buyer"), and each of the parties listed on Schedule A hereto (each a "Seller" and collectively the "Sellers"). All obligations of Buyer hereunder or in respect hereof shall be joint and several obligations of Fund American and White Mountains.

         WHEREAS, each Seller desires to sell to Buyer, and Buyer desires to purchase from each Seller, certain shares of Common Stock, par value $.01 per share ("Common Stock"), of Folksamerica Holding Company, Inc., a New York corporation (the "Company"), owned by such respective Seller; and

         WHEREAS, the Sellers and Buyer are entering into this Agreement to provide for such purchase and sale of shares of Common Stock, upon the terms and subject to the conditions hereinafter set forth;

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                           SALE OF STOCK; CLOSING

         Section 1.1. Purchase and Sale. On the basis of the representations, warranties, covenants and agreements and subject to the satisfaction or waiver of the conditions set forth herein, at the Closing (as defined herein), each Seller, severally and not jointly, will sell to Buyer, and Buyer will purchase from each Seller, the number of shares of Common Stock set forth opposite the name of such Seller on Schedule A hereto (collectively the "Shares") at a price equal to $169,058,812 in the aggregate for all Sellers (or $19.927 per Share), reduced by the amount of any dividends or distributions paid between the date hereof and the Closing (the "Purchase Price"). The Purchase Price shall be allocated among the Sellers as set forth on Schedule A hereto

         Section 1.2. The Closing; Deliveries.

                  (a) The closing of the purchase by Buyer of the Shares (the "Closing") shall take place at the offices of Winthrop, Stimson, Putnam & Roberts, One Battery Park Plaza, New York, New York, on August 15, 1998; such other location or date as the parties may mutually agree (the "Closing Date").

                  (b) At the Closing, (i) Buyer will deliver to each Seller, severally and not jointly, the aggregate Purchase Price for the shares set forth opposite such Seller's name on Schedule A hereto, by wire transfer of immediately available funds to the account specified by such Seller or such other method of payment as shall be mutually agreed upon by such Seller and Buyer, and Buyer will deliver to Sellers all documents required hereunder to be delivered by Buyer at the Closing, against (ii) delivery by such Seller to Buyer of certificates for the Shares being sold by such Seller hereunder, with all requisite documentary or stock transfer tax stamps affixed and with duly executed instruments of transfer attached, properly signed, authorizing Buyer or a nominee of Buyer, designated in writing to Sellers not later than two business days prior to the Closing Date, to be registered as the owner of such Shares, together with all other documents required hereunder to be delivered by Sellers at the Closing.

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF SELLERS

         Each Seller hereby represents and warrants, severally and not jointly, to Buyer that: (i) such Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized and has all requisite power and authority, corporate and otherwise, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby; (ii) this Agreement has been duly and validly executed and delivered by such Seller, and (assuming due execution and delivery by Buyer) constitutes the legal, valid and binding obligation of such Seller, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally or by general equitable principles; (iii) the Shares held by such Seller as set forth on Schedule A constitute the only securities of the Company owned by such Seller and such Seller has now and will have at all times prior to the Closing good and valid title to the Shares being sold by it hereunder, free and clear of any and all claims, liens, pledges, charges, security interests and other encumbrances (except for restrictions on transfer under federal and state securities laws) and, upon delivery by such Seller to Buyer of the certificates representing the Shares as contemplated by
Section 1.2 of this Agreement, such Seller will transfer to Buyer good and valid title to the Shares, free and clear of any and all claims, liens, pledges, charges, security interests and other security interests except for restrictions on transfer under federal and state securities laws; (iv) the execution, delivery and performance of this Agreement will not conflict with or violate the charter, by-laws or other similar organizational documents of such Seller or any law, rule, regulation, order, judgment, decree, permit, license, contract or agreement applicable to such Seller, or by or to which any of its properties (including any Shares) are bound or affected; (v) no consent, approval, waiver, license or authorization or other action or filing with any governmental authority or third party is required in connection with the execution, delivery and performance by such Seller of this Agreement; (vi) there is no pending or, to the knowledge of such Seller, threatened claim, litigation or proceeding involving such Seller seeking to prevent, challenge or change any of the transactions contemplated hereby; and (vii) no person will be entitled to any broker, finder, investment banking or other similar fees as a result of the transactions contemplated hereby pursuant to any agreement or arrangement to which such Seller is a party.

                                  ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer hereby represents and warrants to each Seller severally that: (i) Fund American and White Mountains are duly organized, validly existing and in good standing under the laws of the States of Delaware and New Hampshire, respectively, and have all requisite power and authority, corporate and otherwise, to execute, deliver and perform their obligations under this Agreement and to consummate the transactions contemplated hereby; (ii) this Agreement has been duly and validly executed and delivered by Buyer, and (assuming due execution and delivery by each Seller) constitutes the legal, valid and binding obligation of Buyer, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally or by general equitable principles; (iii) the execution, delivery and performance of this Agreement will not conflict with or violate the charter or by-laws of Fund American or White Mountains or any law, rule, regulation, order, judgment, decree, permit, license, contract or agreement applicable to Fund American or White Mountains, or by or to which any of its properties are bound or affected;
(iv) no consent, approval, waiver, license or authorization or other action or filing with any governmental authority or third party is required in connection with the execution, delivery and performance by Fund American or White Mountains of this Agreement; (v) Buyer is acquiring the Shares for investment and not with a view toward, or for the purpose of, the resale or distribution thereof; (vi) there is no pending or, to the knowledge of Buyer, threatened claim, litigation or proceeding involving Buyer seeking to prevent, challenge or change any of the transactions contemplated hereby; and (vii) no person will be entitled to any broker, finder, investment banking or other similar fees as a result of the transactions contemplated hereby pursuant to any agreement or arrangement to which Buyer is a party.

                                   ARTICLE IV

                              COVENANTS AND WAIVERS

         Section 4.1. Cooperation and Reasonable Efforts. Subject to the terms and conditions hereof, (a) each of the parties hereto shall reasonably cooperate with the other parties, and shall cause the Company to reasonably cooperate with the parties hereto, in connection with consummating the transactions contemplated by this Agreement, and (b) each of the parties hereto agrees to, and shall cause the Company to, use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. For purposes of this Section 4.1, the covenant of the parties to use their "reasonable efforts" shall not require any party to (i) incur any unreasonable expenses, (ii) agree to materially limit or adversely affect in any material respect the conduct of its business or (iii) divest itself of any material assets or properties, in each case except as otherwise contemplated hereunder.

         Section 4.2. Loan Guaranties. Pursuant to an Assignment and Assumption Agreement in the form attached hereto as Schedule B, from and after the Closing Fund American shall assume all obligations under, and indemnify Samvirke (as defined below), Folksam Mutual (as defined below) and their respective affiliates, successors and assigns against all liabilities in connection with (i) the guarantee by Samvirke Skadeforsikring AS ("Samvirke") dated November 12, 1991, as confirmed by a reconfirmation letter dated November 25, 1995, as reduced by a letter dated November 6, 1997, of obligations under the loan agreement dated as of November 12, 1991, as amended, between Swedbank (Sparbanken Sverige AB (publ)) and the Company (the "Loan Agreement") (the "Samvirke Guarantee") and (ii) the guarantee by Folksam Mutual dated as of November 12, 1991, as confirmed by a reconfirmation letter dated as of March 26, 1996, as further modified by a letter dated November 6, 1997, of obligations under the Loan Agreement (the "Folksam Guarantee" and together with the Samvirke Guarantee, the "Swedbank Loan Guarantees"). On or before six months after the Closing Date, Fund American shall cause the Swedbank Loan Guarantees to be released and discharged in full (it being understood that Fund American shall cause all obligations under the Loan Agreement to be repaid if necessary in order to cause the Swedbank Loan Guarantees to be released on or before such date). Each of Samvirke and Folksam Mutual shall comply with its obligations under Section 9 of the Fund American Shareholders Agreement until the earlier of
(i) the release and discharge in full of the Swedbank Loan Guarantees and (ii) six months after the Closing Date (the "Guarantee Termination Date"). Until the Guarantee Termination Date, each of Samvirke and Folksam Mutual General Insurance Company ("Folksam Mutual") shall pay to Fund American the amount of the Loan Guaranty Fee paid to such Seller pursuant to the Guarantee Fee Agreement (as defined below) to the extent that such Loan Guaranty Fee has been paid by the Company. In order to facilitate the foregoing, Samvirke, Folksam Mutual and their respective affiliates hereby assign to Fund American all right, title and interest in and to, and the right to receive directly from the Company, the Loan Guaranty Fees payable pursuant to this Section 4.2.

         Section 4.3. Waiver of Certain Rights. Each of the Sellers hereby irrevocably and unconditionally waives its rights under Section 6 of the Amended and Restated Investor Stockholders' Agreement dated as of June 19, 1996, as amended November 6, 1997, by and among the Company and the Sellers (the "European Shareholders Agreement"), solely with respect to the purchase and sale of Shares under this Agreement.

         Section 4.4. Termination of Certain Agreements. Upon the consummation of the Closing by Buyer and all of the Sellers, (i) the European Shareholders Agreement and (ii) all obligations of the parties (other than section 9) under the Shareholders Agreement by and among Buyer, the Sellers and the Company, dated as of March 6, 1996, as amended November 6, 1997 (the "Fund American Shareholders Agreement") shall terminate and be of no further force or effect. Upon the Guarantee Termination Date, all obligations of Samvirke and of Folksam Mutual and Folksam International Insurance Co., Ltd. (Publ) ("Folksam International") under Section 9 of the Fund American Shareholders Agreement and the Guarantee Fee Agreement shall terminate and be of no further force or effect. Upon the release and discharge in full of the Swedbank Loan Guarantees, the rights of Samvirke and of Folksam Mutual and Folksam International under the Guarantee Fee Agreement shall terminate and be of no further force and effect.

         Section 4.5. License. To the extent that Folksam Mutual, Folksam International, or any of their affiliates has any rights in or to the corporate name "Folksamerica" or the use thereof, Folksam Mutual on behalf of itself and its affiliates hereby irrevocably and unconditionally grants to the Company a perpetual, royalty free, worldwide and unlimited right to use such corporate name.

                                   ARTICLE V

                    CONDITIONS TO BUYER'S OBLIGATION TO CLOSE

         The Buyer's obligation to consummate the Closing is subject to the satisfaction at or prior to the Closing of all of the following conditions:

         Section 5.1. Representations and Warranties of Sellers. The representations and warranties of each Seller contained in this Agreement or in any other certificate or documents delivered to Buyer pursuant hereto shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

         Section 5.2. No Injunction. At the Closing, there shall be no injunction, restraining order or decree of any nature of any court or government authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby.

         Section 5.3. Bringdown Certificate. Each Seller shall have delivered to Buyer a certificate, signed by an executive officer of such Seller, certifying as to the fulfillment of the conditions set forth above in this Article.

         Section 5.4. Legal Opinion. Buyer shall have received an opinion from counsel to the Sellers, in form and substance reasonably acceptable to Buyer, solely as to the enforceability of this Agreement against the Sellers (it being understood that such counsel may assume that the Agreement has been duly authorized, executed and delivered by, and is within the corporate power and authority of, and does not violate any law or agreement applicable to, the Sellers).

                                   ARTICLE VI

                 CONDITIONS TO EACH SELLER'S OBLIGATION TO CLOSE

         Each Seller's obligation to consummate the Closing is subject to the satisfaction at or prior to the Closing of all of the following conditions:

         Section 6.1. Representations and Warranties of Buyer. The representations and warranties of Buyer contained in this Agreement or in any other certificate or documents delivered to Sellers pursuant hereto shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

         Section 6.2. No Injunction. At the Closing, there shall be no injunction, restraining order or decree of any nature of any court or government authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby.

         Section 6.3. Bringdown Certificate. Buyer shall have delivered to each Seller a certificate, signed by an executive officer of Buyer, certifying as to the fulfillment of the conditions set forth above in this Article.

         Section 6.4. Legal Opinion. The Sellers shall have received an opinion from counsel to Buyer, in form and substance reasonably acceptable to Folksam Mutual, solely as to the enforceability of this Agreement against Buyer (it being understood that such counsel may assume that the Agreement has been duly authorized, executed and delivered by, and is within the corporate power and authority of, and does not violate any law or agreement applicable to, the Buyer).

                                  ARTICLE VII

                                   TERMINATION

         Section 7.1. Termination. This Agreement may be terminated at any time prior to the Closing (a) by the mutual consent in writing of the parties hereto;
(b) by the Required Percentage of the Sellers (as defined in the European Shareholders Agreement), on the one hand, or by Buyer, on the other hand, upon written notice to the other party or parties, if the Closing has not occurred by the close of business on September 30, 1998; or (c) by the Required Percentage of the Sellers (as defined in the European Shareholders Agreement), on the one hand, or by Buyer, on the other hand, upon written notice to the other parties, if there has been a material breach or default hereunder on the part of any other party which breach or default is not curable or, if curable, is not cured within thirty (30) business days after such party becomes aware of the breach or default; provided, however, that no party shall have the right to terminate this Agreement under clause (b) or (c) of this Agreement if such party is then in material breach or default of its representations, warranties or obligations hereunder.

         Section 7.2. Procedure and Effect of Termination. In the event of termination of this Agreement pursuant to Section 7.1, no party shall have liability or further obligations to any other party under this Agreement; provided, however, that such termination shall not relieve any party hereto of any liability for any breach of this Agreement.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         Section 8.1. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other parties hereto, except that Buyer shall be permitted to assign its rights hereunder to purchase the Shares to any wholly owned subsidiary of Buyer without such prior written consent (in which event, Buyer shall remain liable for its obligations hereunder and shall irrevocably and unconditionally guarantee the performance by such subsidiary of Buyer's obligation hereunder to purchase the Shares).

         Section 8.2. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same Agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section, provided receipt of copies of such counterparts is confirmed.

         Section 8.3. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the meaning or interpretation of this Agreement.

         Section 8.4. Amendments and Waiver. No amendment, modification or alteration of the terms or provisions of this agreement shall be binding unless the same shall be in writing and duly executed by Buyer and each of the Sellers. Any of the terms or conditions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof. No waiver or any of the provisions of this Agreement shall be deemed or shall constitute a waiver of such provisions at any time in the future or a waiver of any other provisions hereof.

         Section 8.5. Expenses. Except as set forth herein, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, except that Samvirke and Folksam Mutual shall each pay, severally and not jointly, their respective pro rata shares (i.e. 8% for Samvirke and 92% for Folksam Mutual) of the fees and expenses (including, without limitation banking fees and charges and reasonable attorneys' fees and disbursements) incurred or payable by the Company in connection with any refinancing of the Swedbank Loan Agreement completed on or before the first anniversary of the Closing Date, provided that such amount so payable by Samvirke shall not exceed $32,000 and such amount payable by Folksam Mutual shall not exceed $368,000. All sales, transfer, deed, duties, stamp, notary public and other similar taxes, duties and transfer fees applicable to the transactions contemplated by this Agreement, including fees to record assignments, shall be borne by Sellers.

         Section 8.6. Notices. Any notice, request, instruction, consent or other document to be given hereunder by any party hereto to any other party shall be in writing and delivered personally, by telecopy or sent by registered or certified mail, postage prepaid, as follows:

         If to Buyer:

                  White Mountains Holdings, Inc.
                  80 South Main Street
                  Hanover, New Hampshire  03755
                  Attention:  Terry Baxter
                  Telecopy:  (603) 643-4562
                  with a copy to:

                  Brobeck, Phleger & Harrison, LLP
                  Two Embarcadero Place
                  2200 Geng Road
                  Palo Alto, CA  94303-0913
                  Attn:  Curtis L. Mo, Esq.
                  Telecopy: (650) 496-2715

         If to any Seller, to the address set forth for such Seller on the signature page hereof, with a copy to:

                  Winthrop, Stimson, Putnam & Roberts
                  One Battery Park Plaza
                  New York, NY 10004
                  Attention: David W. Ambrosia, Esq.
                  Telecopy: (212) 858-1500

or such other address for any party hereto as shall be specified in writing by that party.

         Section 8.7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without reference to the choice of laws principles thereof.

         Section 8.8. Further Assurances. Each of the parties hereto will use its reasonable best efforts to satisfy the conditions to Closing hereunder and from time to time after the Closing, each of the parties hereto will use its reasonable best efforts to consummate the transactions contemplated hereby. The Sellers will not, directly or indirectly, engage in any discussion or enter into any arrangements for the sale of any of the Shares to any third party.

         Section 8.9. Survival. The representations and warranties of the parties contained in this Agreement and in any certificate delivered pursuant hereto and all rights and obligations of the parties in respect thereof shall survive the Closing until the expiration of the applicable statute of limitations with respect to claims for a breach thereof, except that the representations and warranties contained in Clause (iii) of Article II shall survive forever.

         Section 8.10. Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach or default under this Agreement, the other parties hereto would be irreparably and immediately harmed and may not be made whole by monetary damages. Each of the parties hereto accordingly agrees that (i) it will waive, in any action, suit or proceeding for specific performance or other relief related to this Agreement, the defense of adequacy of money damages or a remedy at law, and (ii) each other party hereto will be entitled, in addition to any other remedy to which such party may be entitled at law or in equity, to compel specific performance of this Agreement or to obtain a temporary restraining order, preliminary and performance injunction or other equitable relief or remedy in any action, suit or proceeding instituted in any state or federal court located in New York, New York.

         Section 8.11. Consent to Jurisdiction; Service of Process. Any action, suit or proceeding arising out of or relating to this Agreement may be instituted in any United States Federal court or any state court located in New York, New York, and each of the parties hereto agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that it may now or hereafter have that it is not subject personally to the jurisdiction of such court, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each of the parties hereto irrevocably submits to the jurisdiction of such court in any such action, suit or proceeding, and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available. Each of the Sellers and Buyer hereby appoints CT Corporation System (or counsel reasonably acceptable to the parties hereto) at its principal place of business in New York, New York, or its office at such other address in New York, New York as it may furnish to the parties, as its authorized agent to accept and acknowledge on its behalf service of any and all process that may be served in any such action, suit or proceeding. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any other party hereto if given personally or by registered or certified mail, returned receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such party as herein provided, or by personal service on such authorized agent with a copy of such process mailed to such party by first class mail or registered or certified mail, postage prepaid and return receipt requested. Nothing contained herein shall be deemed to affect the right of any party hereto to serve process in any manner permitted by law.

         IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties as of the first above written.

                                   FUND AMERICAN ENTERPRISES HOLDINGS, INC.

                                   By:________________________________
                                      Name:
                                      Title:

                                   WHITE MOUNTAINS HOLDINGS, INC.

                                   By:________________________________
                                      Name:
                                      Title:

                                   FOLKSAM MUTUAL
                                   GENERAL INSURANCE COMPANY

                                   By: ________________________________
                                      Name:
                                      Title:

                                   By: ________________________________
                                      Name:
                                      Title:

                                   Address for Notices:

                                   Folksam Mutual General Insurance Company
                                   S-106 60 Stockholm, Sweden
                                   Attention:  Mr. Anders Henrikson
                                   Telecopy No.:  011-46-8-714-7611

                                   FOLKSAM INTERNATIONAL INSURANCE CO.
                                   LTD. (Publ)

                                   By: ________________________________
                                      Name:
                                      Title:

                                   By: ________________________________
                                      Name:
                                      Title:

                                   WIENER STAEDTISCHE ALLGEMEINE VERISCHRUNG AG

                                   By: ________________________________
                                      Name:
                                      Title:

                                   By: ________________________________
                                      Name:
                                      Title:

                                   Address for Notices:

                                   Wiener Staedtische Allegmeine Versicherung AG Schottenring 30
                                   A-1010 Vienna, Austria
                                   Attention:  Mr. Karl Fink
                                   Telecopy No.:  011-43-1-531-39-31-36

                                   P&V ASSURANCES S.C.

                                   By: ________________________________
                                      Name:
                                      Title:

                                   Address for Notices:

                                   P&V Assurances S.C.
                                   Rue Royal 151
                                   1030 Brussels, Belgium
                                   Attention:  Mr. Jacques Forest
                                   Telecopy No.:  011-32-2-250-9140

                                   SAMVIRKE SKADEFORSIKRING A.S.

                                   By: ________________________________
                                      Name:
                                      Title:

                                   Address for Notices:

                                   Samvirke Skadeforsikring AS
                                   Henrik Ibsengate 9
                                   0106 Oslo, Norway
                                   Attention:  Mr. Ole Groterud
                                   Telecopy No.:  011-47-23-066-201

                                   SCHEDULE A

             Name of Seller                         Number of Shares Sold   Purchase Price(1)
             --------------                         ---------------------   -----------------
Folksam Mutual General Insurance Company                    3,285,000        $ 65,460,195

Folksam International Insurance Co. LTD. (publ)               300,075           5,979,594

Wiener Staedtische Allgemeine Versicherung AG               2,257,663          44,988,450

P&V Assurances S.C                                          1,877,618          37,415,293

Samvirke Skadeforsikring AS                                   763,551          15,215,280
                                                         ------------        ------------

         Total                                              8,483,907        $169,058,812
                                                         ------------        ------------
                                                         ------------        ------------

(1) Subject to reduction by the amount of any dividends paid between the date hereof and the Closing.

                                TABLE OF CONTENTS

                                                                             Page
                                                                             ----
                                    ARTICLE I

                             SALE OF STOCK; CLOSING

Section 1.1.      Purchase and Sale........................................... 1

Section 1.2.      The Closing; Deliveries..................................... 1


                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF SELLERS

                                   ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF BUYER

                                   ARTICLE IV

                              COVENANTS AND WAIVERS

Section 4.1.      Cooperation and Reasonable Efforts.......................... 3

Section 4.2.      Loan Guaranties............................................. 3

Section 4.3.      Waiver of Certain Rights.................................... 4

Section 4.4.      Termination of Certain Agreements........................... 4

Section 4.5.      License..................................................... 4


                                    ARTICLE V

                    CONDITIONS TO BUYER'S OBLIGATION TO CLOSE

Section 5.1.      Representations and Warranties of Sellers................... 5

Section 5.2.      No Injunction............................................... 5

Section 5.3.      Bringdown Certificate....................................... 5

Section 5.4.      Legal Opinion............................................... 5

                                   ARTICLE VI

                 CONDITIONS TO EACH SELLER'S OBLIGATION TO CLOSE

Section 6.1.      Representations and Warranties of Buyer..................... 5

Section 6.2.      No Injunction............................................... 5

Section 6.3.      Bringdown Certificate....................................... 6

Section 6.4.      Legal Opinion............................................... 6


                                   ARTICLE VII

                                   TERMINATION

Section 7.1.      Termination................................................. 6

Section 7.2.      Procedure and Effect of Termination......................... 6


                                  ARTICLE VIII

                                  MISCELLANEOUS

Section 8.1.      Successors and Assigns...................................... 6

Section 8.2.      Counterparts................................................ 7

Section 8.3.      Headings.................................................... 7

Section 8.4.      Amendments and Waiver....................................... 7

Section 8.5.      Expenses.................................................... 7

Section 8.6.      Notices..................................................... 7

Section 8.7.      Governing Law............................................... 8

Section 8.8.      Further Assurances.......................................... 8

Section 8.9.      Survival.................................................... 8

Section 8.10.     Specific Performance........................................ 8

Section 8.11.     Consent to Jurisdiction; Service of Process................. 9


                                       15